UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-22350

Global Opportunities Portfolio

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

October 31

Date of Fiscal Year End

October 31, 2012

Date of Reporting Period

Item 1. Reports to Stockholders

Global Opportunities Portfolio

October 31, 2012

Consolidated Portfolio of Investments

Mortgage Pass-Throughs — 21.8%

Security	Principal Amount	Value
Federal Home Loan Mortgage Corp.:
2.90%, with maturity at 2035(1)	$1,722,249	$1,834,386
4.315%, with maturity at 2030(1)	755,109	824,231
6.50%, with maturity at 2030	5,403,177	6,410,079
7.00%, with various maturities to 2035	8,011,208	9,303,563
7.50%, with maturity at 2034	2,325,580	2,880,937
8.00%, with maturity at 2026	1,850,018	2,139,717

		$23,392,913

Federal National Mortgage Association:
3.798%, with maturity at 2035(1)	$1,951,358	$2,129,982
4.154%, with maturity at 2035(1)	4,235,878	4,623,622
6.00%, with various maturities to 2032	2,195,266	2,429,307
6.50%, with various maturities to 2029	7,483,042	8,702,413
7.00%, with various maturities to 2036	15,294,770	17,994,573
7.50%, with maturity at 2035(2)	13,157,945	16,167,854
8.50%, with maturity at 2032	844,081	1,077,187
9.50%, with maturity at 2020	2,456,124	2,936,783

		$56,061,721

Government National Mortgage Association:
7.00%, with various maturities to 2035(2)	$25,032,738	$30,207,062
7.50%, with various maturities to 2022	2,742,917	3,289,208

		$33,496,270

Total Mortgage Pass-Throughs (identified cost $102,707,258)		$112,950,904

Collateralized Mortgage Obligations — 5.8%

Security	Principal Amount	Value
Federal Home Loan Mortgage Corp.:
Series 2182, Class ZC, 7.50%, 9/15/29	$496,650	$558,188
Series 3114, (Interest Only), Class TS, 6.436%, 9/15/30(3)(4)	18,447,908	3,754,691

		$4,312,879

Federal National Mortgage Association:
Series 1994-42, Class K, 6.50%, 4/25/24	$862,661	$989,546
Series 2004-46, (Interest Only), Class SI, 5.789%, 5/25/34(3)(4)	18,701,476	2,989,962
Series 2005-17, (Interest Only), Class SA, 6.489%, 3/25/35(3)(4)	7,683,915	1,728,318
Series 2006-65, (Interest Only), Class PS, 7.009%, 7/25/36(3)(4)	9,065,850	1,665,168
Series 2006-96, (Interest Only), Class SN, 6.989%, 10/25/36(3)(4)	11,197,819	2,133,859

Security	Principal Amount	Value
Federal National Mortgage Association: (continued)
Series 2006-104, (Interest Only), Class SD, 6.429%, 11/25/36(3)(4)	$7,901,017	$1,471,649
Series 2006-104, (Interest Only), Class SE, 6.419%, 11/25/36(3)(4)	5,267,345	967,557
Series 2008-26, (Interest Only), Class SA, 5.989%, 4/25/38(3)(4)	17,458,567	2,624,911
Series 2009-62, Class WA, 5.552%, 8/25/39(5)	5,756,583	6,491,452
Series 2010-67, (Interest Only), Class SC, 5.589%, 6/25/40(3)(4)	16,747,650	2,116,859
Series G94-7, Class PJ, 7.50%, 5/17/24	1,216,894	1,430,085

		$24,609,366

Government National Mortgage Association: Series 2010-4, (Interest Only), Class SK, 5.989%, 5/20/35(3)(4)	$7,131,602	$1,366,085

		$1,366,085

Total Collateralized Mortgage Obligations (identified cost $29,257,260)		$30,288,330

Commercial Mortgage-Backed Securities — 3.4%

Security	Principal Amount	Value
COMM, Series 2004-LB2A, Class A4, 4.715%, 3/10/39	$4,877,675	$5,089,029
CSFB, Series 2004-C1, Class A4, 4.75%, 1/15/37(5)	7,240,091	7,517,644
MLMT, Series 2003-KEY1, Class A4, 5.236%, 11/12/35(5)	5,000,000	5,178,732

Total Commercial Mortgage-Backed Securities (identified cost $17,127,788)		$17,785,405

U.S. Government Agency Obligations — 12.2%

Security	Principal Amount	Value
Federal Home Loan Bank:
5.365%, 9/9/24	$3,300,000	$4,386,621
5.375%, 9/30/22(2)	8,300,000	10,879,059
5.375%, 8/15/24	2,700,000	3,575,680
5.75%, 6/12/26(2)	8,150,000	11,104,718

		$29,946,078

United States Agency for International Development — Israel:
5.50%, 12/4/23	$5,000,000	$6,618,625
5.50%, 4/26/24	20,000,000	26,629,720

		$33,248,345

Total U.S. Government Agency Obligations (identified cost $51,828,028)		$63,194,423

1	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2012

Consolidated Portfolio of Investments — continued

Foreign Government Bonds — 0.3%

Security		Principal Amount	Value

Serbia — 0.3%
Serbia Treasury Bill, 0.00%, 4/25/13	RSD	116,400,000	$1,250,248

Total Serbia			$1,250,248

Total Foreign Government Bonds (identified cost $1,501,801)			$1,250,248

Precious Metals — 26.8%

Description		Troy Ounces	Value
Gold(6)		80,797	$139,086,582

Total Precious Metals (identified cost $119,941,731)			$139,086,582

Interest Rate Swaptions — 0.5%

Description	Counterparty	Expiration Date	Notional Amount	Value
Option to pay 3-Month USD-LIBOR-BBA Rate and receive 5.25%	Citibank NA	2/28/17	$52,500,000	$1,320,532
Option to pay 3-Month USD-LIBOR-BBA Rate and receive 5.25%	Credit Suisse International	2/28/17	52,500,000	1,320,533

Total Interest Rate Swaptions (identified cost $5,071,500)				$2,641,065

Short-Term Investments — 16.7%

Foreign Government Securities — 10.4%

Security		Principal Amount	Value

Malaysia — 4.0%
Bank Negara Monetary Note, 0.00%, 11/6/12	MYR	63,977,000	$20,995,337

Total Malaysia			$20,995,337

Sri Lanka — 6.4%
Sri Lanka Treasury Bill, 0.00%, 11/16/12	LKR	1,100,000,000	$8,412,078
Sri Lanka Treasury Bill, 0.00%, 11/30/12	LKR	675,000,000	5,140,878
Sri Lanka Treasury Bill, 0.00%, 3/8/13	LKR	1,617,630,000	11,954,927

Security		Principal Amount	Value

Sri Lanka (continued)
Sri Lanka Treasury Bill, 0.00%, 4/12/13	LKR	1,057,900,000	$7,723,603

Total Sri Lanka			$33,231,486

Total Foreign Government Securities (identified cost $53,641,112)			$54,226,823

U.S. Treasury Obligations — 0.9%

Security		Principal Amount	Value
U.S. Treasury Bill, 0.00%, 11/8/12		$3,000,000	$2,999,970
U.S. Treasury Bill, 0.00%, 11/15/12		1,500,000	1,499,963

Total U.S. Treasury Obligations (identified cost $4,499,876)			$4,499,933

Other — 5.4%

Description		Interest (000’s omitted)	Value
Eaton Vance Cash Reserves Fund, LLC, 0.12%(7)		$27,792	$27,792,473

Total Other (identified cost $27,792,473)			$27,792,473

Total Short-Term Investments (identified cost $85,933,461)			$86,519,229

Total Investments — 87.5% (identified cost $413,368,827)			$453,716,186

Other Assets, Less Liabilities — 12.5%			$65,112,580

Net Assets — 100.0%			$518,828,766

The percentage shown for each investment category in the Consolidated Portfolio of Investments is based on net assets.

LKR	–	Sri Lankan Rupee
MYR	–	Malaysian Ringgit
RSD	–	Serbian Dinar
COMM	–	Commercial Mortgage Pass-Through Certificate
CSFB	–	Credit Suisse First Boston Mortgage Securities Corp.
MLMT	–	Merrill Lynch Mortgage Trust

(1)	Adjustable rate mortgage security. Rate shown is the rate at October 31, 2012.

(2)	Security (or a portion thereof) has been pledged to cover collateral requirements on open financial contracts.

2	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2012

Consolidated Portfolio of Investments — continued

(3)	Inverse floating-rate security whose coupon varies inversely with changes in the interest rate index. The stated interest rate represents the coupon rate in effect at October 31, 2012.

(4)

Interest only security that entitles the holder to receive only interest payments on the underlying mortgages. Principal amount shown is the notional amount of the underlying mortgages on which coupon interest is calculated.

(5)	Weighted average fixed-rate coupon that changes/updates monthly.

(6)	Non-income producing.

(7)

Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2012.

3	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2012

Consolidated Statement of Assets and Liabilities

Assets	October 31, 2012
Investments —
Securities of unaffiliated issuers, at value (identified cost, $265,634,623)	$286,837,131
Affiliated investment, at value (identified cost, $27,792,473)	27,792,473
Precious metals, at value (identified cost, $119,941,731)	139,086,582
Total Investments, at value (identified cost, $413,368,827)	$453,716,186
Cash	$4,456,969
Unrestricted cash held at broker	470,002
Restricted cash*	2,717,714
Foreign currency — Yuan Renminbi, at value (identified cost, $53,114,001)	56,050,123
Foreign currency — other, at value (identified cost, $79,089)	75,623
Interest receivable	1,226,854
Interest receivable from affiliated investment	2,867
Receivable for investments sold	36,069
Receivable for open forward foreign currency exchange contracts	1,034,900
Receivable for open swap contracts	118,436
Total assets	$519,905,743

Liabilities
Payable for open forward foreign currency exchange contracts	$249,195
Payable for open swap contracts	58,235
Premium received on open swap contracts	354,129
Payable to affiliates:
Investment adviser fee	271,328
Trustees’ fees	1,564
Accrued expenses	142,526
Total liabilities	$1,076,977
Net Assets applicable to investors’ interest in Portfolio	$518,828,766

Sources of Net Assets
Investors’ capital	$474,702,847
Net unrealized appreciation	44,125,919
Total	$518,828,766

*	Represents restricted cash for open swap contracts.

4	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2012

Consolidated Statement of Operations

Investment Income	Year Ended October 31, 2012
Interest (net of foreign taxes, $3)	$13,114,543
Interest allocated from affiliated investment	56,188
Expenses allocated from affiliated investment	(7,975)
Total investment income	$13,162,756

Expenses
Investment adviser fee	$3,030,502
Trustees’ fees and expenses	19,546
Custodian fee	501,924
Legal and accounting services	116,891
Miscellaneous	19,417
Total expenses	$3,688,280
Deduct —
Reduction of custodian fee	$3,132
Total expense reductions	$3,132

Net expenses	$3,685,148

Net investment income	$9,477,608

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$(4,674,242)
Investment transactions allocated from affiliated investment	830
Futures contracts	(2,823,552)
Swap contracts	9,735,734
Foreign currency and forward foreign currency exchange contract transactions	9,508,773
Net realized gain	$11,747,543
Change in unrealized appreciation (depreciation) —
Investments (including net increase of $2,433,145 from precious metals)	$2,143,267
Futures contracts	150,250
Swap contracts	60,201
Foreign currency and forward foreign currency exchange contracts	30,318
Net change in unrealized appreciation (depreciation)	$2,384,036

Net realized and unrealized gain	$14,131,579

Net increase in net assets from operations	$23,609,187

5	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2012

Consolidated Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2012	2011
From operations —
Net investment income	$9,477,608	$11,296,764
Net realized gain (loss) from investment transactions, futures contracts, swap contracts, and foreign currency and forward foreign currency exchange contract transactions	11,747,543	(4,269,049)
Net change in unrealized appreciation (depreciation) from investments, futures contracts, swap contracts, foreign currency and forward foreign currency exchange contracts	2,384,036	24,084,252
Net increase in net assets from operations	$23,609,187	$31,111,967
Capital transactions —
Contributions	$43,700,424	$122,457,878
Withdrawals	(70,496,153)	(38,941,922)
Net increase (decrease) in net assets from capital transactions	$(26,795,729)	$83,515,956

Net increase (decrease) in net assets	$(3,186,542)	$114,627,923

Net Assets
At beginning of year	$522,015,308	$407,387,385
At end of year	$518,828,766	$522,015,308

6	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2012

Consolidated Supplementary Data

	Year Ended October 31,		Period Ended October 31, 2010(1)
Ratios/Supplemental Data	2012	2011
Ratios (as a percentage of average daily net assets):
Expenses(2)	0.75%	0.73%	0.72	%(3)
Net investment income	1.92%	2.35%	2.45	%(3)
Portfolio Turnover	17%	10%	18	%(4)

Total Return	5.00%	6.69%	3.10	%(4)

Net assets, end of year (000’s omitted)	$518,829	$522,015	$407,387

(1)	For the period from the start of business, November 20, 2009, to October 31, 2010.

(2)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(3)	Annualized.

(4)	Not annualized.

7	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2012

Notes to Consolidated Financial Statements

1  Significant Accounting Policies

Global Opportunities Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Portfolio’s investment objective is total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2012, Eaton Vance Strategic Income Fund and Eaton Vance International (Cayman Islands) Strategic Income Fund held an interest of 85.6% and 14.4%, respectively, in the Portfolio.

The Portfolio seeks to gain exposure to the commodity markets, in whole or in part, through investments in Eaton Vance GOP Commodity Subsidiary, Ltd. (the Subsidiary), a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands with the same objective and investment policies and restrictions as the Portfolio. The net assets of the Subsidiary at October 31, 2012 were $145,554,071 or 28.1% of the Portfolio’s consolidated net assets. The accompanying consolidated financial statements include the accounts of the Subsidiary. Intercompany balances and transactions have been eliminated in consolidation.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A Investment Valuation — Debt obligations (including short-term obligations with a remaining maturity of more than sixty days and excluding most seasoned, fixed-rate 30-year mortgage-backed securities as noted below) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Most seasoned, fixed-rate 30-year mortgage-backed securities are valued through the use of the investment adviser’s matrix pricing system, which takes into account bond prices, yield differentials, anticipated prepayments and interest rates provided by dealers. Short-term obligations purchased with a remaining maturity of sixty days or less (excluding those that are non-U.S. dollar denominated, which typically are valued by a pricing service or dealer quotes) are generally valued at amortized cost, which approximates market value. Precious metals are valued at the New York composite mean quotation reported by Bloomberg at the valuation time. Financial and commodities futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Interest rate swaps and options on interest rate swaps (“swaptions”) are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows are discounted to their present value using swap rates provided by electronic data services or by broker/dealers. Alternatively, swaptions may be valued at the valuation provided by the counterparty, so determined using the same techniques as those employed by the pricing service. Credit default swaps are normally valued using valuations provided by a third party pricing service. The pricing services employ electronic data processing techniques to determine the present value based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

B Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Withholding taxes on foreign interest have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

D Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share

8

Global Opportunities Portfolio

October 31, 2012

Notes to Consolidated Financial Statements — continued

of taxable income. If one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

The Subsidiary is treated as a controlled foreign corporation under the Internal Revenue Code and is not expected to be subject to U.S. federal income tax. The Portfolio is treated as a U.S. shareholder of the Subsidiary. As a result, the Portfolio is required to include in gross income for U.S. federal tax purposes all of the Subsidiary’s income, whether or not such income is distributed by the Subsidiary. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the Portfolio.

As of October 31, 2012, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Consolidated Statement of Operations.

F Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G Use of Estimates — The preparation of the consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I Financial and Commodities Futures Contracts — Upon entering into a financial or commodities futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the purchase price (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security, commodity or currency, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial or commodities futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial or commodities futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

J Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed or offset by another contract with the same broker for the same settlement date and currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

K Credit Default Swaps — When the Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Portfolio pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Portfolio would have spent the stream of payments and received no proceeds from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific

9

Global Opportunities Portfolio

October 31, 2012

Notes to Consolidated Financial Statements — continued

but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Portfolio is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Portfolio could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Portfolio for the same referenced obligation. As the seller, the Portfolio may create economic leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Portfolio also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. Upfront payments or receipts, if any, are recorded as other assets or other liabilities, respectively, and amortized over the life of the swap contract as realized gains or losses. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps as presented in Notes 5 and 8. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked to market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

L Swaptions — A purchased swaption contract grants the Portfolio, in return for payment of the purchase price, the right, but not the obligation, to enter into an interest rate swap, at preset terms, with the seller on the expiration date of the contract. The Portfolio pays a premium to the writer, which is recorded as an investment and subsequently marked to market to reflect the current value of the swaption. Premiums paid for swaptions that expire are treated as realized losses. Premiums paid for swaptions that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying swap transaction to determine the realized gain or loss. The writer of the swaption bears the risk of unfavorable changes in the preset rate of the underlying interest rate swap. The Portfolio’s risk is limited to the premium paid.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio and the Subsidiary. Pursuant to the investment advisory agreement between the Portfolio and BMR and the investment advisory agreement between the Subsidiary and BMR, the Portfolio and Subsidiary each pay BMR a fee at an annual rate of 0.615% of its respective average daily net assets up to $500 million, 0.595% from $500 million but less than $1 billion and at reduced rates on daily net assets of $1 billion or more, and is payable monthly. In determining the investment adviser fee for the Portfolio and Subsidiary, the applicable advisory fee rate is based on the average daily net assets of the Portfolio (inclusive of its interest in the Subsidiary). Such fee rate is then assessed separately on the Portfolio’s average daily net assets (exclusive of its interest in the Subsidiary) and the Subsidiary’s average daily net assets to determine the amount of the investment adviser fee. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. For the year ended October 31, 2012, the Portfolio’s investment adviser fee amounted to $3,030,502 or 0.615% of the Portfolio’s consolidated average daily net assets.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2012, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, and including maturities and paydowns, for the year ended October 31, 2012 were as follows:

	Purchases	Sales

Investments (non-U.S. Government)	$39,993,000	$38,461,308
U.S. Government and Agency Securities	21,218,986	31,991,648

	$61,211,986	$70,452,956

10

Global Opportunities Portfolio

October 31, 2012

Notes to Consolidated Financial Statements — continued

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2012, as determined on a federal income tax basis, were as follows:

Aggregate cost	$415,297,243

Gross unrealized appreciation	$41,251,380
Gross unrealized depreciation	(2,832,437)

Net unrealized appreciation	$38,418,943

The net unrealized appreciation on foreign currency at October 31, 2012 on a federal income tax basis was $2,932,656.

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at October 31, 2012 is as follows:

Forward Foreign Currency Exchange Contracts

Sales
Settlement Date	Deliver	In Exchange For	Counterparty	Net Unrealized Appreciation (Depreciation)

11/9/12	Euro 56,655,668	United States Dollar 73,189,492	Bank of America	$(249,195)
11/26/12	Euro 49,800,711	United States Dollar 64,591,522	State Street Bank and Trust Co.	28,867

				$(220,328)

Purchases
Settlement Date	In Exchange For	Deliver	Counterparty	Net Unrealized Appreciation

11/21/12	South Korean Won 18,322,000,000	United States Dollar 16,169,229	Toronto-Dominion Bank	$615,605
1/23/13	Mexican Peso 198,170,000	United States Dollar 14,762,567	Goldman Sachs International	252,006
1/31/13	Norwegian Krone 97,008,077	Euro 12,965,961	Barclays Bank PLC	138,422

				$1,006,033

11

Global Opportunities Portfolio

October 31, 2012

Notes to Consolidated Financial Statements — continued

Credit Default Swaps — Sell Protection
Reference Entity	Counterparty	Notional Amount* (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Current Market Annual Fixed Rate***	Market Value	Upfront Payments Received	Net Unrealized Appreciation (Depreciation)

Markit CDX North America High Yield Index	Barclays Bank PLC	$67,800	5.00	%(1)	12/20/17	5.19%	$(141,476)	$83,241	$(58,235)
Markit CDX North America High Yield Index	BNP Paribas SA	35,800	5.00	(1)	12/20/17	5.19	(74,703)	87,906	13,203
Markit CDX North America High Yield Index	Citibank NA	37,260	5.00	(1)	12/20/17	5.19	(77,749)	182,982	105,233

							$(293,928)	$354,129	$60,201

*	If the Portfolio is the seller of credit protection, the notional amount is the maximum potential amount of future payments the Portfolio could be required to make if a credit event, as defined in the credit default swap agreement, were to occur. At October 31, 2012, such maximum potential amount for all open credit default swaps in which the Portfolio is the seller was $140,860,000.

**	The contract annual fixed rate represents the fixed rate of interest received by the Portfolio (as a seller of protection) or paid by the Portfolio (as a buyer of protection) annually on the notional amount of the credit default swap contract.

***	Current market annual fixed rates, utilized in determining the net unrealized appreciation or depreciation as of period end, serve as an indicator of the market’s perception of the current status of the payment/performance risk associated with the credit derivative. The current market annual fixed rate of a particular reference entity reflects the cost, as quoted by the pricing vendor, of selling protection against default of that entity as of period end and may include upfront payments required to be made to enter into the agreement. The higher the fixed rate, the greater the market perceived risk of a credit event involving the reference entity. A rate identified as “Defaulted” indicates a credit event has occurred for the reference entity.

(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

At October 31, 2012, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

In the normal course of pursuing its investment objective, the Portfolio is subject to the following risks:

Commodity Risk:  The Portfolio invested in commodity futures contracts that provide exposure to the investment returns of certain commodities. Commodity futures contracts were used to enhance total return and/or as a substitute for the purchase or sale of commodities.

Credit Risk:  The Portfolio enters into credit default swap contracts to manage certain investment risks and/or to enhance total return.

Foreign Exchange Risk:  The Portfolio engages in forward foreign currency exchange contracts to enhance total return, to seek to hedge against fluctuations in currency exchange rates and/or as a substitute for the purchase or sale of securities or currencies.

Interest Rate Risk:  The Portfolio utilizes interest rate swaptions to enhance total return and/or to seek to hedge against fluctuations in interest rates.

The Portfolio enters into swap contracts and forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2012, the fair value of derivatives with credit-related contingent features in a net liability position was $307,430. The aggregate fair value of assets pledged as collateral by the Portfolio for such liability was $1,044,397 at October 31, 2012.

The non-exchange traded derivatives in which the Portfolio invests, including forward foreign currency exchange contracts, swap contracts and swaption contracts, are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. At October 31, 2012, the maximum amount of loss the Portfolio would incur due to counterparty risk was $3,794,401, representing the fair value of such derivatives in an asset position, with the highest amount from any one counterparty being $1,425,765. Such maximum amount would be reduced by any unamortized upfront

12

Global Opportunities Portfolio

October 31, 2012

Notes to Consolidated Financial Statements — continued

payments received by the Portfolio. Such amount would be increased by any unamortized upfront payments made by the Portfolio. To mitigate this risk, the Portfolio has entered into master netting agreements with substantially all its derivative counterparties, which allows it and a counterparty to aggregate amounts owed by each of them for derivative transactions under the agreement into a single net amount payable by either the Portfolio or the counterparty. At October 31, 2012, the maximum amount of loss the Portfolio would incur due to counterparty risk would be reduced by approximately $58,000 due to master netting agreements. Counterparties may be required to pledge collateral in the form of cash, U.S. Government securities or highly-rated bonds for the benefit of the Portfolio if the net amount due from the counterparty with respect to a derivative contract exceeds a certain threshold. The amount of collateral posted by the counterparties with respect to such contracts would also reduce the amount of any loss incurred.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2012 was as follows:

		Fair Value
Risk	Derivative	Asset Derivative		Liability Derivative

Credit	Credit default swaps	$—		$(293,928	)(1)
Foreign Exchange	Forward foreign currency exchange contracts	1,034,900	(2)	(249,195	)(3)
Interest Rate	Interest rate swaptions	2,641,065	(4)	—

Total		$3,675,965		$(543,123)

Consolidated Statement of Assets and Liabilities location:

(1)	Receivable/Payable for open swap contracts; Premium received on open swap contracts.

(2)	Receivable for open forward foreign currency exchange contracts; Net unrealized appreciation.

(3)	Payable for open forward foreign currency exchange contracts; Net unrealized appreciation.

(4)	Securities of unaffiliated issuers, at value.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Consolidated Statement of Operations by risk exposure for the year ended October 31, 2012 was as follows:

Risk	Derivative	Realized Gain (Loss) on Derivatives Recognized in Income		Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Commodity	Futures contracts	$(2,823,552	)(1)	$150,250	(2)
Credit	Credit default swaps	9,735,734	(3)	60,201	(4)
Foreign Exchange	Forward foreign currency exchange contracts	9,110,012	(5)	(1,323,191	)(6)
Interest Rate	Interest rate swaptions	—		(2,430,435	)(7)

Total		$16,022,194		$(3,543,175)

Consolidated Statement of Operations location:

(1)	Net realized gain (loss) – Futures contracts.

(2)	Change in unrealized appreciation (depreciation) – Futures contracts.

(3)	Net realized gain (loss) – Swap contracts.

(4)	Change in unrealized appreciation (depreciation) – Swap contracts.

(5)	Net realized gain (loss) – Foreign currency and forward foreign currency exchange contract transactions.

(6)	Change in unrealized appreciation (depreciation) – Foreign currency and forward foreign currency exchange contracts.

(7)	Change in unrealized appreciation (depreciation) – Investments.

The average notional amounts of futures contracts, forward foreign currency exchange contracts, interest rate swaption contracts and swap contracts outstanding during the year ended October 31, 2012, which are indicative of the volume of these derivative types, were approximately $25,151,000, $230,225,000, $64,615,000 and $56,953,000, respectively.

13

Global Opportunities Portfolio

October 31, 2012

Notes to Consolidated Financial Statements — continued

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $600 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2012.

7  Risks Associated with Foreign Investments and Currencies

Investing in securities issued by entities whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities and currencies also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

8  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2012, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Mortgage Pass-Throughs	$—	$112,950,904	$—	$112,950,904
Collateralized Mortgage Obligations	—	30,288,330	—	30,288,330
Commercial Mortgage-Backed Securities	—	17,785,405	—	17,785,405
U.S. Government Agency Obligations	—	63,194,423	—	63,194,423
Foreign Government Bonds	—	1,250,248	—	1,250,248
Precious Metals	139,086,582	—	—	139,086,582
Interest Rate Swaptions	—	2,641,065	—	2,641,065
Short-Term Investments —
Foreign Government Securities	—	54,226,823	—	54,226,823
U.S. Treasury Obligations	—	4,499,933	—	4,499,933
Other	—	27,792,473	—	27,792,473

Total Investments	$139,086,582	$314,629,604	$—	$453,716,186

Forward Foreign Currency Exchange Contracts	$—	$1,034,900	$—	$1,034,900

Total	$139,086,582	$315,664,504	$—	$454,751,086

14

Global Opportunities Portfolio

October 31, 2012

Notes to Consolidated Financial Statements — continued

Liability Description	Level 1	Level 2	Level 3	Total

Forward Foreign Currency Exchange Contracts	$—	$(249,195)	$—	$(249,195)
Swap Contracts	—	(293,928)	—	(293,928)

Total	$—	$(543,123)	$—	$(543,123)

The Portfolio held no investments or other financial instruments as of October 31, 2011 whose fair value was determined using Level 3 inputs. At October 31, 2012, there were no investments transferred between Level 1 and Level 2 during the year then ended.

15

Global Opportunities Portfolio

October 31, 2012

Report of Independent Registered Public Accounting Firm

To Trustees and Investors of Global Opportunities Portfolio:

We have audited the accompanying consolidated statement of assets and liabilities of Global Opportunities Portfolio and subsidiary (the “Portfolio”), including the consolidated portfolio of investments, as of October 31, 2012, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated supplementary data for each of the two years in the period then ended and for the period from the start of business, November 20, 2009, to October 31, 2010. These consolidated financial statements and consolidated supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements and consolidated supplementary data referred to above present fairly, in all material respects, the financial position of Global Opportunities Portfolio and subsidiary as of October 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the supplementary data for each of the two years in the period then ended and for the period from the start of business, November 20, 2009, to October 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 21, 2012

16

Global Opportunities Portfolio

October 31, 2012

Management and Organization

Fund Management.  The Trustees of Global Opportunities Portfolio (the Portfolio) are responsible for the overall management and supervision of the Portfolio’s affairs. The Trustees and officers of the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 187 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Portfolio	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2009

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 187 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Portfolio.

Directorships in the Last Five Years.(1) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Since 2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Trustee	Since 2009	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Trustee	Since 2009

Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).

Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Trustee	Since 2009

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(1) None.

Ronald A. Pearlman 1940	Trustee	Since 2009

Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).

Directorships in the Last Five Years.(1) None.

17

Global Opportunities Portfolio

October 31, 2012

Management and Organization — continued

Name and Year of Birth	Position(s) with the Portfolio	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Helen Frame Peters 1948	Trustee	Since 2009

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Since 2009

Distinguished Professor of Corporate and Business Law, Jack G. Clarke Business Law Institute, Cornell University Law School. Formerly, the Paul Hastings Professor of Corporate and Securities Law (2006-2012) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.

Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Since 2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007; Trustee since 2009

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Portfolio	Length of Service	Principal Occupation(s) During Past Five Years
Eric A. Stein 1980	President	Since 2012	Vice President of EVM and BMR.

Payson F. Swaffield 1956	Vice President	Since 2011	Vice President and Chief Income Investment Officer of EVM and BMR.

Barbara E. Campbell 1957	Treasurer	Since 2009	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011; Secretary and Chief Legal Officer since 2009	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2009	Vice President of EVM and BMR.

(1)

During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

The SAI for the Eaton Vance Strategic Income Fund (which invests in the Portfolio) includes additional information about the Trustees and officers of the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

18

Item 2. Code of Ethics

Not required in this filing.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is a consultant and private investor. Previously, he served as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).

Item 4. Principal Accountant Fees and Services

(a)-(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended October 31, 2011 and October 31, 2012 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Fiscal Period Ended	10/31/11	10/31/12
Audit Fees	$50,400	$52,920
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$24,680	$28,680
All Other Fees(3)	$900	$7,630

Total	$75,980	$89,230

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other tax related compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by D&T for the registrant’s fiscal years ended October 31, 2011 and October 31, 2012; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the same time periods.

Fiscal Years Ended	10/31/11	10/31/12
Registrant	$25,580	$36,310
Eaton Vance(1)	$266,431	$566,619

(1)	Certain subsidiaries of Eaton Vance Corp. provide ongoing services to the registrant.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not required in this filing.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

No Material Changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Global Opportunities Portfolio

By:	/s/ Eric A. Stein
Eric A. Stein
President

Date: December 18, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date: December 18, 2012

By:	/s/ Eric A. Stein
Eric A. Stein
President

Date: December 18, 2012